                                                                      Exhibit H

CONECTIV INTERNAL CORRESPONDENCE
-------------------------------------------------------------------------------


        To:   Art Agra, Director of Finance - Energy Supply

      From:   Dan Dougherty, Manager of Finance - Generation

      Date:   May 7, 1998

   Subject: Carlls Corner Combustion Turbine Equipment - Appraisal and Recommendation to Purchase



         The purpose of this memo is to inform you of the results of an appraisal and valuation study recently completed for the Carlls Corner CT Equipment and a recommendation to make an offer to purchase this equipment from the lessor (Public Service Resource Corporation) as the current lease expires on July 11, 1998.


                             Appraisal and Valuation

Discounted Cash Flow Valuation

         The first appraisal and valuation approach used for the Carlls Corner equipment was "Discounted Cash Flow" (DCF). Under this approach free cash flows related to the equipment were estimated and discounted back to today's dollars based on Conectiv's after tax cost of capital. Attachments 1-3 to this memo are the DCF valuations which establish a price range for the equipment. Below are the key assumptions and results from the DCF Valuation:

                                                         Low              Base              High
                                                         Case             Case              Case
                                                         ----             ----              ----
                          Remaining Life in Years         15               15                15
               Market Price of Capacity ($/kw yr)         25               30                35
   Annual Energy/Ancillary Service Revenue ($000)         400              500               600
      Annual Operation & Maintenance Costs ($000)         517              470               423
                        After Tax Cost of Capital         8.5%             8.5%              8.5%
                  Value of Equipment in million $         7.8              10.6              13.4
                         Installed capacity in kw         73,000           73,000            73,000
                     Value of Equipment in $ / kw         107              145               183

The DCF valuations resulted in a range of $7.8 million to $13.4 million for the equipment which equates to a value of $107-$183 per kilowatt of installed capacity.

Comparable Sales Valuation

         The second appraisal and valuation approach used was "Comparable Sales". Under this approach there were two sources utilized to determine the value of the Carlls Corner CT equipment.

         The first source was a sales offer received by the Atlantic City Electric Company ("ACE") for used equipment which was identical to the CT equipment at Carlls Corner (i.e. Worthington GG4A-7

Twin Pac units). This sales offer was received from a third-party vendor on February 11, 1997. The sales price offered was $198-$270 per kilowatt of installed capacity.

         The second source of information for the comparable sales valuation was a listing of recent transactions for gas turbine equipment as detailed at the following website: www.gas-turbines.com. Attachment 4 to this memo is a hardcopy printout of the price listing from this website. The prices shown are from actual transactions which have occurred as reported by the purchaser of the equipment. The prices from this listing range from $183-$829 per kilowatt and the average price paid was $342 per kw of installed capacity.


                           Recommendation to Purchase

         Based on preliminary negotiations with the lessor and the appraisal and valuation detailed above, I recommend that the ACE make an offer to purchase the Carlls Corner combustion turbine equipment for $8.0 million. This price is consistent with a previous offer received from the lessor to sell this equipment to ACE. An $8.0 million purchase price would result in a price of $110 per kw of installed capacity. The following is a summary of this recommended purchase price versus the results from the appraisal and valuation study detailed above:

                                                                   $ / kw of installed capacity
                Recommended purchase price                                     $110
                DCF valuation price                                          $107-$183
                Sales offer received on identical equipment                  $198-$270
                Recent transactions valuation price                            $342

This comparison shows that the recommended purchase price of $8.0 million is in the best interest of ACE.

         If you have any questions regarding this appraisal or recommendation, contact me to let me know.

       CARLLS CORNER DCF VALUATION                        ($000)

                                                              YEAR          YEAR           YEAR          YEAR          YEAR
                                                                1            2               3             4             5
 1       Market Price of Capacity ($/kw yr)                 $25.00         $25.00         $25.00         $25.00         $25.00
 2       Capacity Rating (MW)                                   73             73             73             73             73
                                                            ------         ------         ------         ------         ------
 3       Capacity Revenue                                    1,825          1,825          1,825          1,825          1,825
 4       Energy and Ancillary Service Revenue (Net)            400            400            400            400            400
                                                            ------         ------         ------         ------         ------
 5       Total Net Revenue                                   2,225          2,225          2,225          2,225          2,225
 6
 7       O&M                                                  (517)          (528)          (538)          (549)          (560)
 8
 9       Pre-tax Operating Cash Flows                        1,708          1,697          1,687          1,676          1,665
10
11       Environmental Investment                           (1,610)          --             --             --             --
12
13       Pre-Tax Free Cash Flow                                 98          1,697          1,687          1,676          1,665
14
15       Inc Tax on Oper Cash Flows                   35%     (598)          (594)          (590)          (587)          (583)
16       Tax Benefit on Enviro Invest                          107             91             73             58             47
17
18       After Tax Free Cash Flow                             (393)         1,195          1,170          1,148          1,129
19       After Tax Cost of Capital                             8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                      (362)         1,015            916            828            751
21
                                                            ------
22       VALUATION BASED ON DCF                              7,807
                                                            ------


       CARLLS CORNER DCF VALUATION                        ($000)

                                                        YEAR           YEAR          YEAR            YEAR           YEAR
                                                          6              7             8               9             10
 1       Market Price of Capacity ($/kw yr)            $25.00         $25.00         $25.00         $25.00         $25.00
 2       Capacity Rating (MW)                              73             73             73             73             73
                                                       ------         ------         ------         ------         ------
 3       Capacity Revenue                               1,825          1,825          1,825          1,825          1,825
 4       Energy and Ancillary Service Revenue (Net)       400            400            400            400            400
                                                       ------         ------         ------         ------         ------
 5       Total Net Revenue                              2,225          2,225          2,225          2,225          2,225
 6
 7       O&M                                             (571)          (582)          (594)          (606)          (618)
 8
 9       Pre-tax Operating Cash Flows                   1,654          1,643          1,631          1,619          1,607
10
11       Environmental Investment                          --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                         1,654          1,643          1,631          1,619          1,607
14
15       Inc Tax on Oper Cash Flows                      (579)          (575)          (571)          (567)          (562)
16       Tax Benefit on Enviro Invest                      39             37             37             37             37
17
18       After Tax Free Cash Flow                       1,114          1,105          1,097          1,089          1,081
19       After Tax Cost of Capital                       8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                  683            624            571            523            478
21

22       VALUATION BASED ON DCF


       CARLLS CORNER DCF VALUATION                        ($000)

                                                          YEAR           YEAR           YEAR           YEAR          YEAR
                                                           11             12             13             14            15
 1       Market Price of Capacity ($/kw yr)              $25.00         $25.00         $25.00         $25.00         $25.00
 2       Capacity Rating (MW)                                73             73             73             73             73
                                                        ------         ------         ------         ------         ------
 3       Capacity Revenue                                 1,825          1,825          1,825          1,825          1,825
 4       Energy and Ancillary Service Revenue (Net)         400            400            400            400            400
                                                         ------         ------         ------         ------         ------
 5       Total Net Revenue                                2,225          2,225          2,225          2,225          2,225
 6
 7       O&M                                               (630)          (643)          (656)          (669)          (682)
 8
 9       Pre-tax Operating Cash Flows                     1,595          1,582          1,569          1,556          1,543
10
11       Environmental Investment                            --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                           1,595          1,582          1,569          1,556          1,543
14
15       Inc Tax on Oper Cash Flows                        (558)          (554)          (549)          (545)          (540)
16       Tax Benefit on Enviro Invest                        --             --             --             --             --
17
18       After Tax Free Cash Flow                         1,036          1,028          1,020          1,011          1,003
19       After Tax Cost of Capital                         8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                    422            386            353            323            295
21

22       VALUATION BASED ON DCF


                                                                    ATTACHMENT 1
                                                              LOW CASE VALUATION

       CARLLS CORNER DCF VALUATION                        ($000)

                                                                  YEAR          YEAR            YEAR          YEAR        YEAR
                                                                    1             2              3              4           5
 1       Market Price of Capacity ($/kw yr)                      $30.00         $30.00         $30.00         $30.00      $30.00
 2       Capacity Rating (MW)                                        73             73             73             73          73
                                                                 ------         ------         ------         ------      ------
 3       Capacity Revenue                                         2,190          2,190          2,190          2,190       2,190
 4       Energy and Ancillary Service Revenue (Net)                 500            500            500            500         500
                                                                 ------         ------         ------         ------      ------
 5       Total Net Revenue                                        2,690          2,690          2,690          2,690       2,690
 6
 7       O&M                                                       (470)          (480)          (489)          (499)       (509)
 8
 9       Pre-tax Operating Cash Flows                             2,220          2,210          2,201          2,191       2,181
10
11       Environmental Investment                                (1,610)            --             --             --          --
12
13       Pre-Tax Free Cash Flow                                     610          2,210          2,201          2,191       2,181
14
15       Inc Tax on Oper Cash Flows                        35%     (777)          (774)          (770)          (767)       (763)
16       Tax Benefit on Enviro Invest                               107             91             73             58          47
17
18       After Tax Free Cash Flow                                   (60)         1,528          1,504          1,483       1,464
19       After Tax Cost of Capital                                 8.50%          8.50%          8.50%          8.50%       8.50%
20       DCF @ After Tax Cost of Capital                            (55)         1,298          1,177          1,070         974
21
                                                                 ------
22       VALUATION BASED ON DCF                                  10,600
                                                                 ------


                                                           YEAR           YEAR           YEAR           YEAR          YEAR
                                                             6              7              8              9             10
 1       Market Price of Capacity ($/kw yr)                $30.00         $30.00         $30.00         $30.00         $30.00
 2       Capacity Rating (MW)                                  73             73             73             73             73
                                                           ------         ------         ------         ------         ------
 3       Capacity Revenue                                   2,190          2,190          2,190          2,190          2,190
 4       Energy and Ancillary Service Revenue (Net)           500            500            500            500            500
                                                           ------         ------         ------         ------         ------
 5       Total Net Revenue                                  2,690          2,690          2,690          2,690          2,690
 6
 7       O&M                                                 (519)          (529)          (540)          (551)          (562)
 8
 9       Pre-tax Operating Cash Flows                       2,171          2,161          2,150          2,139          2,128
10
11       Environmental Investment                              --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                             2,171          2,161          2,150          2,139          2,128
14
15       Inc Tax on Oper Cash Flows                          (760)          (756)          (752)          (749)          (745)
16       Tax Benefit on Enviro Invest                          39             37             37             37             37
17
18       After Tax Free Cash Flow                           1,450          1,441          1,434          1,427          1,420
19       After Tax Cost of Capital                           8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                      889            814            747            685            628
21

22       VALUATION BASED ON DCF



                                                              YEAR           YEAR           YEAR           YEAR             YEAR
                                                                11             12             13             14              15
 1       Market Price of Capacity ($/kw yr)                    $30.00         $30.00         $30.00         $30.00         $30.00
 2       Capacity Rating (MW)                                      73             73             73             73             73
                                                               ------         ------         ------         ------         ------
 3       Capacity Revenue                                       2,190          2,190          2,190          2,190          2,190
 4       Energy and Ancillary Service Revenue (Net)               500            500            500            500            500
                                                               ------         ------         ------         ------         ------
 5       Total Net Revenue                                      2,690          2,690          2,690          2,690          2,690
 6
 7       O&M                                                     (573)          (585)          (596)          (608)          (620)
 8
 9       Pre-tax Operating Cash Flows                           2,117          2,105          2,094          2,082          2,070
10
11       Environmental Investment                                  --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                                 2,117          2,105          2,094          2,082          2,070
14
15       Inc Tax on Oper Cash Flows                              (741)          (737)          (733)          (729)          (724)
16       Tax Benefit on Enviro Invest                              --             --             --             --             --
17
18       After Tax Free Cash Flow                               1,376          1,369          1,361          1,353          1,345
19       After Tax Cost of Capital                               8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                          561            514            471            432            396
21

22       VALUATION BASED ON DCF


                                                                   ATTACHMENT 2
                                                             BASE CASE VALUATION

       CARLLS CORNER DCF VALUATION                        ($000)

                                                                     YEAR          YEAR           YEAR         YEAR         YEAR
                                                                      1              2              3            4            5
 1       Market Price of Capacity ($/kw yr)                        $35.00         $35.00         $35.00       $35.00       $35.00
 2       Capacity Rating (MW)                                          73             73             73           73           73
                                                                   ------         ------         ------       ------       ------
 3       Capacity Revenue                                           2,555          2,555          2,555        2,555        2,555
 4       Energy and Ancillary Service Revenue (Net)                   600            600            600          600          600
                                                                   ------         ------         ------       ------       ------
 5       Total Net Revenue                                          3,155          3,155          3,155        3,155        3,155
 6
 7       O&M                                                         (423)          (432)          (440)        (449)        (458)
 8
 9       Pre-tax Operating Cash Flows                               2,732          2,723          2,715        2,706        2,697
10
11       Environmental Investment                                  (1,610)            --             --           --           --
12
13       Pre-Tax Free Cash Flow                                     1,122          2,723          2,715        2,706        2,697
14
15       Inc Tax on Oper Cash Flows                      35%         (956)          (953)          (950)        (947)        (944)
16       Tax Benefit on Enviro Invest                                 107             91             73           58           47
17
18       After Tax Free Cash Flow                                     273          1,861          1,838        1,817        1,800
19       After Tax Cost of Capital                                   8.50%          8.50%          8.50%        8.50%        8.50%
20       DCF @ After Tax Cost of Capital                              251          1,581          1,439        1,311        1,197
21
                                                                   ------
22       VALUATION BASED ON DCF                                    13,394
                                                                   ------

                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                                 6              7              8              9             10
 1       Market Price of Capacity ($/kw yr)                   $35.00         $35.00         $35.00         $35.00         $35.00
 2       Capacity Rating (MW)                                     73             73             73             73             73
                                                              ------         ------         ------         ------         ------
 3       Capacity Revenue                                      2,555          2,555          2,555          2,555          2,555
 4       Energy and Ancillary Service Revenue (Net)              600            600            600            600            600
                                                              ------         ------         ------         ------         ------
 5       Total Net Revenue                                     3,155          3,155          3,155          3,155          3,155
 6
 7       O&M                                                    (467)          (477)          (486)          (496)          (506)
 8
 9       Pre-tax Operating Cash Flows                          2,688          2,678          2,669          2,659          2,649
10
11       Environmental Investment                                 --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                                2,688          2,678          2,669          2,659          2,649
14
15       Inc Tax on Oper Cash Flows                             (941)          (937)          (934)          (931)          (927)
16       Tax Benefit on Enviro Invest                             39             37             37             37             37
17
18       After Tax Free Cash Flow                              1,786          1,778          1,772          1,765          1,759
19       After Tax Cost of Capital                              8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                       1,095          1,004            922            847            778
21

22       VALUATION BASED ON DCF


                                                            YEAR           YEAR           YEAR          YEAR          YEAR
                                                             11             12             13             14           15
 1       Market Price of Capacity ($/kw yr)                $35.00         $35.00         $35.00         $35.00         $35.00
 2       Capacity Rating (MW)                                  73             73             73             73             73
                                                           ------         ------         ------         ------         ------
 3       Capacity Revenue                                   2,555          2,555          2,555          2,555          2,555
 4       Energy and Ancillary Service Revenue (Net)           600            600            600            600            600
                                                           ------         ------         ------         ------         ------
 5       Total Net Revenue                                  3,155          3,155          3,155          3,155          3,155
 6
 7       O&M                                                 (516)          (526)          (537)          (547)          (558)
 8
 9       Pre-tax Operating Cash Flows                       2,639          2,629          2,618          2,608          2,597
10
11       Environmental Investment                              --             --             --             --             --
12
13       Pre-Tax Free Cash Flow                             2,639          2,629          2,618          2,608          2,597
14
15       Inc Tax on Oper Cash Flows                          (924)          (920)          (916)          (913)          (909)
16       Tax Benefit on Enviro Invest                          --             --             --             --             --
17
18       After Tax Free Cash Flow                           1,715          1,709          1,702          1,695          1,688
19       After Tax Cost of Capital                           8.50%          8.50%          8.50%          8.50%          8.50%
20       DCF @ After Tax Cost of Capital                      699            642            589            541            496
21

22       VALUATION BASED ON DCF



                                                                  ATTACHMENT 3
                                                            HIGH CASE VALUATION

                                  MANUFACTURER
                                                                   Attachment 4
                        Turbine Systems Engineering Inc.

MANUFACTURER                  MODEL                        RPM       OUTPUT        HEAT RATE      $ IN MILLIONS           $/ KW
------------                  -----                        ---       ------        ---------      -------------           -----
ABB                           GT35                        3600        16360          10600                8             $ 489.00
ABB                           GT10                        7700        21800          10405                9.5           $ 435.78
ABB                           GT10                        7700        24360           9965               10.1           $ 410.07
ABB                           GT8                         6300        48500          10750               15.6           $ 321.65
ABB                           GT8C                        6200        52600           9980               16             $ 304.18
ABB                           GT11N                      33600        81600          10700               20.5           $ 251.23
ABB                           GT11N                       3600        83880          10370               20.5           $ 244.40
ABB                           GT11N2                      3600       109200          10030               24.5           $ 224.36
ABB                           GT13D2                      3000       100500          10600               22.5           $ 223.88
ABB                           GT13E                       3000       148000           9855               31             $ 209.46
ABB                           GT13E2                      3000       164300           9560               36             $ 219.11
ALLISON                       501KB5                     14250         3725          12317                1.8           $ 483.22
ALLISON                       501KH                      14600         3740          12363                2.1           $ 561.50
ALLISON                       570KA                      11500         4610          12225                2.6           $ 563.99
ALLISON                       571KA                      11500         5590          10650                2.8           $ 500.89
DRESSER                       DC990                       9200         4200          11820                2             $ 476.19
GE                            5271RA                      5100        20260          12800                5.7           $ 281.34
GE                            5371PA                      5100        26785          11730                7.5           $ 280.01
GE                            M5382C                      4670        28337          11667                7.7           $ 271.73
GE                            6541B                       5100        39325          10560               10.5           $ 267.01
GE                            6101FA                      5100        71750           9740               18.5           $ 257.84
GE                            7111EA                      3600        84920          10212               19.3           $ 227.27
GE                            7171EF                      3600       126200           9990               28.8           $ 228.21
GE                            7191F                       3600       151300           9625               30.4           $ 200.93
GE                            7221FA                      3600       161650           9243               34             $ 210.33
GE                            9161E                       3000       119355          10105               23.8           $ 199.41
GE                            9171E                       3000       125940           9890               24.5           $ 194.54
GE                            9231EC                      3000       173680           9435               32.2           $ 185.40
GE                            9281F                       3000       217870           9625               39.9           $ 183.14
GE                            9301F                       3000       214000           9700               42             $ 196.26
GE                            9311FA                      3000       228195           9360               45             $ 197.20
GE                            LM500                       7000         3880          11430                1.9           $ 489.69
GE                            LM1600                      7000        13430           9560                6.9           $ 513.78
GE                            LM2500                      3600        22216           9404                9.5           $ 427.62
GE                            LM2500PH                    3600        19700           9630               10.3           $ 522.84
GE                            LM5000PD                    3600        33350           9390               13.6           $ 407.80
GE                            LM5-ST80                    3600        46300           8170               14.7           $ 317.49
GE                            LM5-ST120                   3600        51500           7885               15.3           $ 297.09
GE                            LM5000PC                    3600        33700           3950               13.8           $ 409.50

GE                            LM6000PA                    3600        41020           9720               12.1           $ 294.98
GE                            LM6 50HZ                    3600        40410           8850               12.6           $ 311.80
KWU                           V64.3                       5400        60650           9705               18.5           $ 305.03
KWU                           V84.2                       3600       103200          10220               23.5           $ 227.71
KWU                           V84.2                       3600       106200          10124               23.3           $ 219.40
KWU                           V84.3                       3600       139000           9560               33             $ 237.41
KWU                           V84.3                       3600       152700           9450               34.5           $ 225.93
KWU                           V94.2                       3000       148800          10210               30.2           $ 202.96
KWU                           V94.2                       3000       154000          10065               30.2           $ 196.10
KWU                           V94.3                       3000       200360           9550               41             $ 204.63
KWU                           V94.3                       3000       219000           9450               45             $ 205.48
MITSUBISHI                    MF111A                      9660        12835          11175                5.8           $ 451.89
MITSUBISHI                    MF111B                      9660        14845          10895                6.2           $ 417.65
MITSUI                        SB60                        5680        12650          11460                5.9           $ 466.40
NUOVO PIGNONE                 PGT10                       7900         9980          10500                5.2           $ 521.04
RR                            SPEY SK15                   5220        11630          10510                5.7           $ 490.11
RR                            AVON                        5500        14610          11885                4.8           $ 328.54
RR                            RB211                       4800        25250           9550               11.1           $ 439.60
RR                            RB211                       4800        27240           9575               11.5           $ 422.17
RUSTON                        TB5000                      7950         3830          13450                1.7           $ 446.86
RUSTON                        TORNADO                    11085         6215          11340                2.9           $ 466.61
RUSTON                        TYPHOON                    16570         3945          11360                2             $ 506.97
RUSTON                        TYPHOON                    17380         4550          11350                2.1           $ 461.54
RUSTON                        HURRICANE                  27245         1575          13820                1.1           $ 698.41
SOLAR                         SATURN                     22120         1080          14685                0.8           $ 740.74
SOLAR                         CENTAUR                    14950         3880          12250                1.7           $ 438.14
SOLAR                         TAURUS                     14950         4370          12250                1.9           $ 434.78
SOLAR                         MARS                        8568         8840          10975                4.3           $ 486.43
SOLAR                         MARS                        9000        10000          10550                4.6           $ 460.00
TURBOMECA                     M                          22000         1086          13125                0.9           $ 828.73
TP&M                          FT4C-3F                     3600        29810          10875                5.7           $ 191.21
TP&M                          FT8                         3600        25600           8875               11             $ 429.69
WESTINGHOUSE                  251 B10A                    5420        42300          10600               11             $ 260.05
WESTINGHOUSE                  251 B12                     5400        47660          10420               13             $ 272.77
WESTINGHOUSE                  251 B12A                    5400        49200          10440               14             $ 284.55
WESTINGHOUSE                  501 D5                      3600       106800          10100               22.1           $ 206.93
WESTINGHOUSE                  501 D5                      3600       109350          10010               23             $ 210.33
WESTINGHOUSE                  501 D5                      3600       121300           9890               25             $ 206.10
WESTINGHOUSE                  501F                        3600       163530           9470               34.5           $ 210.97
WESTINGHOUSE                  701D5                       3000       133750           9960               26.5           $ 198.13
WESTINGHOUSE                  701DA                       3000       138520          10040               27.5           $ 198.53
WESTINGHOUSE                  701F                        3000       235720           9280               47             $ 199.39